UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

TRIVASCULAR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36419	87-0807313
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3910 Brickway Blvd.

Santa Rosa, California

(Address of principal executive offices)

95403

(Zip Code)

(707) 543-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 18, 2014, TriVascular Technologies, Inc. (Nasdaq: TRIV) (the “Company”) issued a press release announcing the initiation of a voluntary field safety corrective action relating to a specified number of 29 mm aortic body size of Ovation Prime® aortic stent grafts. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Forward-Looking Statements

The above press release contains certain forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management, including statements about the anticipated impact of the field safety corrective action on the Company’s business, products development and manufacturing, as well as on expenses and inventory availability. These forward-looking statements speak only as of the date thereof, and are subject to numerous risks and uncertainties, including the Company’s ability to successfully assess and minimize the impact of the field safety corrective action on its business; the Company’s ability to successfully commercialize its products; continued market acceptance of the Company’s endovascular aortic repair systems; the ability to manufacture the Company’s endovascular systems to meet demand; the level and availability of third party payor reimbursement, the ability to effectively manage anticipated growth; the ability to protect the Company’s intellectual property rights and proprietary technologies; the ability to operate the Company’s business without infringing the intellectual property rights and proprietary technology of third parties; the ability to develop new or complementary technologies; the regulatory requirements applicable to the Company and its competitors; competition in the industry; additional capital and credit availability, the ability to attract and retain qualified personnel; product liability claims; and general economic and worldwide business conditions. These factors, together with those that are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including its Quarterly Reports on From 10-Q, may cause the Company’s actual results, performance or achievements to differ materially and adversely from those anticipated or implied by the forward-looking statements. The Company expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIVASCULAR TECHNOLOGIES, INC.

Dated: September 18, 2014	/s/ Michael R. Kramer
	Name:	Michael R. Kramer
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release dated September 18, 2014.